Exhibit 99.1

Osprey Funds and Bitwise Asset Management Announce the Bitwise Bitcoin ETF to Acquire the Assets of the Osprey Bitcoin Trust

FAIRFIELD, Conn. – Osprey Funds, LLC ("Osprey"), the sponsor of the Osprey Bitcoin Trust (OTCQX: OBTC) (the "Trust" or "OBTC"), the Bitwise Bitcoin ETF ("BITB" or the "Fund") and Bitwise Asset Management ("Bitwise") today jointly announced the entry into an Asset Purchase Agreement pursuant to which BITB will acquire the assets of the Trust. As part of this transaction, OBTC unitholders will receive shares of BITB as part of a liquidating distribution of OBTC. For existing BITB holders, there will be no changes to their shares or any changes to the operation of BITB.

The transaction contemplated by the Asset Purchase Agreement is intended to be tax-free for OBTC unitholders for U.S. federal income tax purposes. Additional details about the Asset Purchase Agreement and transactions contemplated thereby will be disclosed in the Registration Statement on Form S-1 that will be filed with the Securities and Exchange Commission in connection therewith. The transactions are intended to provide OBTC unitholders with a seamless transition to equivalently valued exposure to bitcoin via BITB.

The consummation of the transaction contemplated by the Asset Purchase Agreement is subject to customary closing conditions and is expected to close later this year.

This announcement follows Osprey’s prior communication regarding its exploration of strategic alternatives to enhance unitholder value and the consideration of a potential sale or merger of the Trust. The acquisition by Bitwise represents a significant step in that process, offering OBTC unitholders the opportunity to benefit from the scale and expertise of Bitwise.

Osprey is committed to providing further updates as the transaction progresses and encourages unitholders to review the forthcoming Securities and Exchange Commission filings for additional information.

BITB is not suitable for all investors. An investment in BITB is subject to a high degree of risk, has the potential for significant volatility, and could result in significant or complete loss of investment. BITB is not an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore is not subject to the same protections as mutual funds or ETFs registered under the 1940 Act.

About Osprey Funds

Osprey Funds, LLC (Osprey) offers common-sense solutions to digital asset investing. Based in Fairfield, Connecticut, Osprey is dedicated to building better investment products that offer secure, transparent, and cost-effective access to digital assets. Learn more by visiting ospreyfunds.io.

About Bitwise

Bitwise Asset Management is the largest crypto index fund manager in America. Thousands of financial advisors, family offices, and institutional investors partner with Bitwise to understand and access the opportunities in crypto. For six years, Bitwise has established a track record of excellence managing a broad suite of index and active solutions across ETFs, separately managed accounts, private funds, and hedge fund strategies. Bitwise is known for providing unparalleled client support through expert research and commentary, its nationwide client team of crypto specialists, and its deep access to the crypto ecosystem. The Bitwise team of more than 60 professionals combines expertise in technology and asset management with backgrounds including BlackRock, Millennium, ETF.com, Meta, Google, and the U.S. Attorney’s Office. Bitwise is backed by leading institutional investors and has been profiled in Institutional Investor, Barron’s, Bloomberg, and The Wall Street Journal. It has offices in San Francisco and New York. For more information, visit bitwiseinvestments.com.

Forward-Looking Statements

This press release contains “forward-looking statements.” The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” and other similar words or expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements about the expected timing and completion of the transaction and events contemplated in the definitive agreement, the regulatory and tax treatment of the transaction, and the potential value for unitholders. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Bitwise’s and Osprey’s current beliefs, expectations and assumptions regarding the future of OBTC’s and BITB’s businesses, future plans and strategies. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Except as required by law, neither Bitwise nor Osprey undertakes any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise.

Risks and Important Information

SHAREHOLDERS ARE URGED TO READ THE INFORMATION STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. To obtain a current prospectus visit bitbetf.com/prospectus.

The Fund is not an investment company registered under the 1940 Act and is not subject to regulation under the Commodity Exchange Act of 1936 (the “CEA”). As a result, shareholders of BITB do not have the protections associated with ownership of shares in an investment company registered under the 1940 Act or the protections afforded by the CEA.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The NAV may not always correspond to the market price of bitcoin and, as a result, Creation Units may be created or redeemed at a value that is different from the market price of the Shares. Authorized Participants’ buying and selling activity associated with the creation and redemption of Creation Units may adversely affect an investment in the Shares.

The amount of bitcoin represented by a Share will continue to be reduced during the life of the Fund due to the transfer of the Fund’s bitcoin to pay for the Sponsor’s management fee, and to pay for litigation expenses or other extraordinary expenses. This dynamic will occur irrespective of whether the trading price of the Shares rises or falls in response to changes in the price of bitcoin.

There is no guarantee or assurance that the Fund’s methodology will result in the Fund achieving positive investment returns or outperforming other investment products.

Investors may choose to use the Fund as a means of investing indirectly in bitcoin. Because the value of the Shares is correlated with the value of the bitcoin held by the Fund, it is important to understand the investment attributes of, and the market for, bitcoin.

Bitcoin Risk. There are significant risks and hazards inherent in the bitcoin market that may cause the price of bitcoin to fluctuate widely. The Fund’s bitcoin may be subject to loss, damage, theft or restriction on access. Investors considering a purchase of Shares should carefully consider how much of their total assets should be exposed to the bitcoin market, and should fully understand, be willing to assume, and have the financial resources necessary to withstand the risks involved in the Fund’s investment strategy.

Liquidity Risk. The market for bitcoin is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Possible illiquid markets may exacerbate losses or increase the variability between the Fund’s NAV and its market price. The lack of active trading markets for the Shares may result in losses on investors’ investments at the time of disposition of Shares.

Regulatory Risk. Future and current regulations by a U.S. or foreign government or quasi-governmental agency could have an adverse effect on an investment in the Fund.

Blockchain Technology Risk. Certain of the Fund’s investments may be subject to the risks associated with investing in blockchain technology. The risks associated with blockchain technology may not fully emerge until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation.

Nondiversification Risk. The Fund is nondiversified and may hold a smaller number of portfolio securities than many other products. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers.

Recency Risk. The Fund is recently organized, giving prospective investors a limited track record on which to base their investment decision. If the Fund is not profitable, the Fund may terminate and liquidate at a time that is disadvantageous to Shareholders.

Bitwise Investment Advisers, LLC serves as the Sponsor of the Fund. Foreside Fund Services, LLC serves as the Marketing Agent for BITB, and is not affiliated with Bitwise Investment Advisers, LLC, Bitwise, or any of its affiliates.

Contacts

Media Contact

Gregory FCA for Osprey Funds

osprey@gregoryfca.com

Frank Taylor/Stephanie Dressler

Dukas Linden Public Relations

Bitwise@DLPR.com